Exhibit 10.1

FORM OF

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

by and among

HOWARD MIDSTREAM ENERGY PARTNERS, LLC

PIP5 SKYLINE MLP HOLDINGS LLC

HOWARD MIDSTREAM GP, LLC

HOWARD MIDSTREAM PARTNERS, LP

HOWARD MIDSTREAM OPERATING, LLC

HOWARD MIDSTREAM OPCO GP, LLC

and

HOWARD MIDSTREAM OPCO, LP

dated as of

[●], 2017

i

6.9	Severability	8
6.10	Counterparts	8
6.11	Deed; Bill of Sale; Assignment	8

APPENDIX

Appendix I	Definitions

ii

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

This CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT, dated as of [●], 2017 (as may be amended, supplemented or restated from time to time, this “Agreement”), is by and among HOWARD MIDSTREAM ENERGY PARTNERS, LLC, a Delaware limited liability company (“HEP”), PIP5 SKYLINE MLP HOLDINGS LLC, a Delaware limited liability company (“AIMCo”), HOWARD MIDSTREAM GP, LLC, a Delaware limited liability company (the “General Partner”), HOWARD MIDSTREAM PARTNERS, LP, a Delaware limited partnership (the “Partnership”), HOWARD MIDSTREAM OPERATING, LLC, a Delaware limited liability company (the “Operating Company”), HOWARD MIDSTREAM OPCO GP, LLC, a Delaware limited liability company (“OpCo GP”), and HOWARD MIDSTREAM OPCO, LP, a Delaware limited partnership (“OpCo LP”) (each, a “Party” and, collectively, the “Parties”).

RECITALS

WHEREAS, the General Partner and HEP formed the Partnership pursuant to the Delaware Revised Uniform Limited Partnership Act (as amended from time to time, the “DRULPA”) to engage in any business activity that is approved by the General Partner and that lawfully may be conducted by a limited partnership organized under the DRULPA, all as more fully described in the Prospectus (as defined herein);

WHEREAS, in connection with the closing of the Offering (as defined herein), HEP desires to contribute, assign, transfer and deliver to the Partnership, and the Partnership desires to acquire from HEP, (i) 100% of the limited liability company interests in OpCo GP (the “OpCo GP Interests”), (ii) [●]% of the limited partner interests in OpCo LP (together with the OpCo GP Interests, the “Contributed Interests”) and (iii) $[●] million, and, in exchange, the Partnership desires to issue to HEP the interests set forth in Section 2.4 and assume in full the $[●] million outstanding balance of the Term Loan;

WHEREAS, HEP desires to transfer to AIMCo the number of Common Units (as defined herein) set forth in Section 2.5 in partial redemption of the Series B Preferred Interests (as defined herein) in HEP held by AIMCo, and, upon receipt of such Common Units, AIMCo desires to sell [●] Common Units representing an approximate [●]% limited partner interest in the Partnership to the public, through the Underwriters, as part of the Offering;

WHEREAS, in order to accomplish the objectives and purposes in the preceding recitals, each of the following actions has been taken prior to the date hereof:

1. On November 2, 2016, HEP formed the General Partner under the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and contributed $1,000 in exchange for 100% of the limited liability company interests in the General Partner;

2. On November 2, 2016, HEP, as the organizational limited partner, and the General Partner, as the general partner, formed the Partnership under the DRULPA, HEP contributed $2,000 in exchange for 100% of the limited partner interests (the “Initial LP Interest”) in the Partnership and the General Partner received a non-economic general partner interest in the Partnership;

3. On August 17, 2017, the Partnership formed the Operating Company under the Delaware LLC Act and contributed $1,000 in exchange for 100% of the limited liability company interests in the Operating Company;

4. On August 17, 2017, HEP formed OpCo GP under the Delaware LLC Act and contributed $1,000 in exchange for the OpCo GP Interests; and

5. On August 17, 2017, HEP, as the organizational limited partner, and OpCo GP, as the general partner, formed OpCo LP under the DRULPA, HEP contributed $1,000 in exchange for 100% of the limited partner interests in OpCo LP and OpCo GP received a non-economic general partner interest in OpCo LP.

WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the matters provided for in Article II will occur in accordance with its respective terms;

WHEREAS, each of the matters provided for in Article III will occur in accordance with its respective terms; and

WHEREAS, the respective Parties have taken or caused to be taken all limited liability company and partnership action, as the case may be, required to approve the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants, conditions and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below:

1.1 Defined Terms. For purposes hereof, the capitalized terms used herein and not otherwise defined have the meanings set forth in Appendix I.

1.2 References and Rules of Construction. All references in this Agreement to Appendices, Articles, Sections, subsections and other subdivisions refer to the corresponding Appendices, Articles, Sections, subsections and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Appendices, Articles, Sections, subsections and other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement and shall be disregarded in construing the language hereof. The words “this Agreement,” “herein,” “hereby,” “hereunder” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular Appendix, Article, Section, subsection or other subdivision unless expressly so limited. The word “including” (in its various forms) means “including without limitation.” All references to “$” or “dollars” shall be deemed references to United States dollars. Each accounting term not defined herein will have the meaning given to it under generally accepted accounting principles in the United States (“GAAP”). Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. References to any Law mean such Law as it may be amended from time to time.

ARTICLE II

CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

Each of the following transactions set forth in this Article II shall be completed in the order set forth herein, subject to, and in accordance with, the provisions of Article V:

2.1 Execution of the Partnership Agreement. The General Partner and HEP, as the organizational limited partner, shall amend and restate the Original Partnership Agreement by executing and delivering the Partnership Agreement, with such changes as the General Partner and HEP may agree.

2.2 Contribution of the Operating Interests. HEP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to OpCo LP (i) its 100% equity interests in (A) Howard Marketing LLC (“Howard Marketing”), (B) Texas Pipeline Processing, LLC (“Texas Processing”), (C) Texas Pipeline LLC (“Texas LLC”), (D) Texas Pipeline Webb County Rich System, LLC (“Texas Rich”), (E) HEP Pennsylvania Gathering, LLC (“HEP Gathering”), (F) Texas Pipeline Webb County Lean System, LLC (“Texas Lean”), (G) Maverick Terminals, LLC (“Maverick”) and (H) HEP Tioga Gathering, LLC (“Tioga”), (ii) its 50% equity interest in Texas Gas Marketing LLC (“Texas Gas”), (iii) its 48% equity interest in Live Oak Midstream Partners, LLC (“LOMP”) and (iv) its 100% voting interest and 83.3% economic interest in Live Oak Rail Partners, LLC (“LORP” and, together with Howard Marketing, Texas Processing, Texas LLC, Texas Rich, HEP Gathering, Texas Lean, Maverick, Tioga, Texas Gas and LOMP, the “Operating Subsidiaries”) as a capital contribution. Notwithstanding anything in the (i) Limited Liability Company Agreement of Howard Marketing, dated effective as of May 22, 2013 (the “Howard Marketing Agreement”), (ii) Limited Liability Company Agreement of Texas Processing, dated effective as of July 26, 2012 (the “Texas Processing Agreement”), (iii) Amended and Restated Limited Liability Company Agreement of Texas LLC, dated effective as of June 22, 2011 (the “Texas LLC Agreement”), (iv) Limited Liability Company Agreement of Texas Rich, dated effective as of March 5, 2012 (the “Texas Rich Agreement”), (v) Limited Liability Company Agreement of HEP Gathering, dated effective as of December 11, 2014 (the “HEP Gathering Agreement”), (vi) Amended and Restated Limited Liability Company Agreement of Texas Lean, dated effective as of April 5, 2012 (the “Texas Lean Agreement”), (vii) Amended and Restated Limited Liability Company Agreement of Maverick, dated effective as of May 23, 2013 (the “Maverick Agreement”), and (viii) Limited Liability Company Agreement of Tioga, dated effective April 22, 2015 (the “Tioga Agreement”), to the contrary, as applicable, pursuant to this Agreement, OpCo LP is hereby admitted as a member of each of Howard Marketing, Texas Processing, Texas LLC, Texas Rich, HEP Gathering, Texas Lean, Maverick and Tioga, and agrees that it is bound by each of the Howard Marketing Agreement, Texas Processing Agreement, Texas LLC

Agreement, Texas Rich Agreement, HEP Gathering Agreement, Texas Lean Agreement, Maverick Agreement and Tioga Agreement as the sole member of Howard Marketing, Texas Processing, Texas LLC, Texas Rich, HEP Gathering, Texas Lean, Maverick and Tioga, respectively. In accordance with the provisions of (i) the Second Amended and Restated Limited Liability Company Agreement of Texas Gas, dated as of July 25, 2013 (the “Texas Gas Agreement”), (ii) the Amended and Restated Limited Liability Company Agreement of LOMP, dated as of August 1, 2014 (the “LOMP Agreement”), and (iii) the Amended and Restated Limited Liability Company Agreement of LORP, dated effective as of December 21, 2012 (the “LORP Agreement”), effective at the time of, and in the order of events set forth within, this Agreement, OpCo LP is being admitted as a member of Texas Gas, LOMP and LORP and OpCo LP has agreed to, and hereby confirms its agreement to, be bound by the Texas Gas Agreement, the LOMP Agreement and the LORP Agreement. HEP hereby ceases to be a member of each Operating Subsidiary immediately following OpCo LP’s admission to each as described in this Section 2.2 and each Operating Subsidiary hereby continues without dissolution.

2.3 Issuance of Incentive Distribution Rights to the General Partner. The Partnership hereby issues to the General Partner, and the General Partner hereby accepts, 100% of the Partnership’s Incentive Distribution Rights.

2.4 Contribution of the Contributed Interests to the Partnership. Notwithstanding anything to the contrary in the Original OpCo GP Agreement, or the Original OpCo LP Agreement, HEP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership all right, title and interest in and to the Contributed Interests and $[●] million in cash, as a capital contribution, in exchange for (a) [●] Common Units representing an approximate [●]% limited partner interest in the Partnership (based on an aggregate of [●] Common Units and Subordinated Units to be outstanding after the completion of the Offering), (b) [●] Subordinated Units representing a 50.0% limited partner interest in the Partnership (based on an aggregate of [●] Common Units and Subordinated Units to be outstanding after the completion of the Offering) and (c) the Partnership’s assumption of the outstanding balance of $[●] million under the Term Loan. Notwithstanding anything to the contrary in the Original OpCo GP Agreement or the Original OpCo LP Agreement, the Partnership is hereby admitted as a limited partner of OpCo LP and a member of OpCo GP, the Partnership agrees to be bound by the Original OpCo GP Agreement and the Original OpCo LP Agreement, HEP ceases to be a member of OpCo GP and OpCo GP and OpCo LP are continued without dissolution.

2.5 Redemption of AIMCo’s Series B Preferred Units. HEP shall transfer [●] Common Units (the “AIMCo Common Units”) representing an approximate [●]% limited partner interest in the Partnership (based on an aggregate of [●] Common Units and Subordinated Units to be outstanding after the completion of the Offering) to AIMCo to redeem [●] Series B Preferred Units in HEP owned by AIMCo.

2.6 Public Cash Contribution and Purchase. The Parties acknowledge that, in connection with the Offering, public investors, through the Underwriters, have (i) purchased from AIMCo [●] of the AIMCo Common Units for $[●] in cash and (ii) made a capital contribution to the Partnership of $[●] in cash in exchange for [●] Common Units which, together with the AIMCo Common Units, represent an approximate [●]% limited partner interest in the Partnership (based on an aggregate of [●] Common Units and Subordinated Units to be outstanding after the completion of the Offering), and such public investors are being admitted to the Partnership as limited partners in connection therewith.

2.7 Payment of Transaction Expenses by the Partnership. In connection with the closing of the Offering, the Partnership will pay (a) transaction expenses in the amount of approximately $[●] million, excluding the underwriting discount of approximately $[●] million in the aggregate from the sale of the Firm Units, and (b) an aggregate structuring fee equal to [●]% of the gross proceeds of the Offering payable to Barclays Capital Inc. and a structuring fee equal to $[●] payable to Tudor, Pickering, Holt & Co. Advisors, LLC (together, the “Structuring Fee”).

2.8 Use of Proceeds. The Partnership shall repay the outstanding balance of $[●] million under the Term Loan assumed by the Partnership as set forth in Section 2.4.

2.9 Conveyance of the Contributed Interests to the Operating Company. Notwithstanding anything to the contrary in the Original OpCo GP Agreement or the Original OpCo LP Agreement, the Partnership hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Operating Company all right, title and interest in and to all of the Contributed Interests, as a capital contribution. Notwithstanding anything in the Original OpCo GP Agreement to the contrary, pursuant to this Agreement, (i) the Operating Company is hereby admitted as a member of OpCo GP and agrees that it is bound by the Original OpCo GP Agreement as the sole member of OpCo GP, (ii) the Partnership hereby ceases to be a member of OpCo GP immediately following the Operating Company’s admission as a member of OpCo GP as described in (i), and (iii) OpCo GP hereby continues without dissolution with the Operating Company as its sole member. Notwithstanding anything in the Original OpCo LP Agreement to the contrary, pursuant to this Agreement, (i) the Operating Company is hereby admitted as a limited partner of OpCo LP and agrees that it is bound by the Original OpCo LP Agreement, (ii) the Partnership hereby ceases to be a limited partner of OpCo LP immediately following the Operating Company’s admission as a limited partner as described in (i), and (iii) OpCo LP hereby continues without dissolution with the Operating Company as a limited partner.

2.10 Execution of the OpCo GP Agreement. The Operating Company, as sole member, shall amend and restate the Original OpCo GP Agreement by executing and delivering the OpCo GP Agreement, with such changes as the Operating Company may determine.

2.11 Execution of the OpCo LP Agreement. OpCo GP, as general partner, the Operating Company, as a limited partner, and HEP, as the organizational limited partner, shall amend and restate the Original OpCo LP Agreement by executing and delivering the OpCo LP Agreement, with such changes as the Operating Company, HEP and OpCo GP may agree.

2.12 Redemption of the Initial LP Interest from the Partnership and Return of Initial Capital Contribution. The Partnership hereby redeems the Initial LP Interest held by HEP and hereby refunds and distributes to HEP the initial contribution, in the amount of $2,000, made by HEP in connection with the formation of the Partnership, along with any interest or other profit that resulted from the investment or other use of such initial contribution.

ARTICLE III

EXERCISE OF OVER-ALLOTMENT OPTION

3.1 Exercise of Over-Allotment Option in Whole. If the Over-Allotment Option is exercised in whole, public investors, through the Underwriters, will purchase from the Partnership an additional [●] Common Units (the “Option Units”) for $[●] in cash, the Option Units representing an approximate [●]% limited partner interest in the Partnership (based on an aggregate of [●] Common Units and Subordinated Units to be outstanding after the completion of the Offering). The Partnership shall distribute the proceeds from the sale of the Option Units to HEP.

3.2 Exercise of Over-Allotment Option in Part. If the Over-Allotment Option is exercised in part, public investors, through the Underwriters, will purchase from the Partnership the number of Option Units set forth in the notice of exercise delivered by the Underwriters to the Partnership at the price per Common Unit set forth in the Prospectus, net of the underwriting discount. The Partnership shall distribute the proceeds from the sale of the Option Units to HEP.

3.3 Deferred Issuance to HEP. Upon the expiration of the Option Period, the Partnership shall issue any Option Units not purchased by the public investors, through the Underwriters, to HEP for no additional consideration as part of the contribution transactions described in Section 2.4.

ARTICLE IV

FURTHER ASSURANCES

4.1 From time to time after the date hereof, and without any additional consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable Law, as may be necessary or appropriate to (i) more fully assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (ii) more fully and effectively vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed, assigned, transferred and delivered by this Agreement, or which are intended to be so contributed, assigned, transferred and delivered and (iii) more fully and effectively carry out the purposes and intent of this Agreement.

ARTICLE V

ORDER OF COMPLETION AND EFFECTIVENESS OF TRANSACTIONS

5.1 Order of Completion of Transactions. The transactions provided for in Section 2.1 through Section 2.4 shall be completed as of the Effective Time in the order set forth in Article II. The transactions provided for in Section 2.5 through Section 2.12 shall be completed as of the Closing Time in the order set forth in Article II. The transactions provided for in Article III shall be completed upon the exercise of the Over-Allotment Option or the expiration of the Option Period, as applicable.

5.2 Effectiveness of Transactions. Notwithstanding anything contained in this Agreement to the contrary, (a) none of the provisions of Section 2.1 through Section 2.4 shall be operative or have any effect until the Effective Time, and (b) none of the provisions of Section 2.5 through Section 2.12 shall be operative or have any effect until the Closing Time and (c) none of the provisions of Article III shall be operative or have any effect until the exercise of the Over-Allotment Option or the expiration of the Option Period, as applicable, at which respective times all such applicable provisions shall be effective and operative in accordance with Section 5.1 without further action by any Party.

ARTICLE VI

MISCELLANEOUS

6.1 Taxes; Costs. Except for the transaction expenses payable by the Partnership as set forth in Section 2.7, HEP shall pay all expenses, fees and costs, including all sales, use and similar taxes arising out of the contributions, distributions, conveyances and deliveries to be made under Article II and shall pay all documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith. In addition, HEP shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys’ fees) incurred in connection with the implementation of any conveyance or delivery pursuant to Article IV (to the extent related to any of the contributions, distributions, conveyances and deliveries to be made under Article II).

6.2 Assignment; Binding Effect. This Agreement may not be assigned by any Party, in whole or in part, without the prior written consent of the other Parties. No assignment hereunder by any Party shall relieve such Party of any obligations and responsibilities hereunder. This Agreement shall be binding upon and inure to the benefit of the Parties and, to the extent permitted by this Agreement, their successors, legal representatives and permitted assigns.

6.3 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other Person or confer upon any other Person any benefits, rights or remedies, and no Person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

6.4 Entire Agreement. This Agreement and the Omnibus Agreement constitute the entire agreement of the Parties and their Affiliates relating to the transactions contemplated hereby and supersede all provisions and concepts contained in all prior letters of intent, memoranda, agreements or communications between the Parties or their Affiliates relating to the transactions contemplated hereby.

6.5 Amendment. This Agreement may be amended only by an instrument in writing executed by the Parties and expressly identified as an amendment or modification.

6.6 Applicable Law. This Agreement shall be subject to and governed by the laws of the State of Delaware, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state. EACH OF THE PARTIES HERETO AGREES THAT THIS AGREEMENT INVOLVES AT LEAST U.S. $100,000.00 AND THAT THIS AGREEMENT HAS BEEN ENTERED INTO IN EXPRESS RELIANCE UPON 6 Del. C. § 2708. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES (i) TO BE SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE AND (ii) TO THE EXTENT SUCH PARTY IS NOT OTHERWISE SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE, TO APPOINT AND MAINTAIN AN AGENT IN THE STATE OF DELAWARE AS SUCH PARTY’S AGENT FOR ACCEPTANCE OF LEGAL PROCESS AND TO NOTIFY THE OTHER PARTIES OF THE NAME AND ADDRESS OF SUCH AGENT. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

6.7 Parties in Interest. Except as expressly set forth in this Agreement, nothing in this Agreement shall entitle any Person other than the Parties to any claim, cause of action, remedy or right of any kind.

6.8 Preparation of Agreement. All of the Parties and their respective counsels participated in the preparation of this Agreement. In the event of any ambiguity in this Agreement, it is the intent of the parties that no presumption shall arise based on the identity of the draftsman of this Agreement.

6.9 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

6.10 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by electronic mail shall be deemed an original signature hereto.

6.11 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable Law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Parties to this Agreement have caused it to be duly executed as of the date first above written.

HEP:

HOWARD MIDSTREAM ENERGY PARTNERS, LLC

By:

Name: Title:

PARTNERSHIP:

HOWARD MIDSTREAM PARTNERS, LP

By: Howard Midstream GP, LLC, its general partner

By:

Name: Title:

OPCO LP:

Howard Midstream OpCo, LP

By: Howard Midstream OpCo GP, LLC, its general partner

By:

Name: Title:

GENERAL PARTNER:

HOWARD MIDSTREAM GP, LLC

By:

Name: Title:

OPERATING COMPANY:

HOWARD MIDSTREAM OPERATING, LLC

By:

Name: Title:

OPCO GP:

Howard Midstream OpCo GP, LLC

By:

Name: Title:

Signature Page to

Contribution, Conveyance and Assumption Agreement

AIMCo:

PIP5 SKYLINE MLP HOLDINGS LLC

By:

Name: Title:

APPENDIX I

Definitions

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is Under Common Control With, such Person.

“Agreement” is defined in the Preamble.

“AIMCo” is defined in the Preamble.

“AIMCo Common Units” is defined in Section 2.5.

“Closing Date” means the first date on which Common Units are sold by the Partnership and AIMCo to the Underwriters pursuant to the provisions of the Underwriting Agreement.

“Closing Time” means the time of closing on the Closing Date pursuant to the Underwriting Agreement.

“Commission” means the United States Securities and Exchange Commission.

“Common Unit” has the meaning given such term in the Partnership Agreement.

“Contributed Interests” is defined in the Recitals.

“Control” (including the terms “Controlled” and “Under Common Control With”) means with respect to any Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting shares, by contract, or otherwise.

“Delaware LLC Act” is defined in the Recitals.

“DRULPA” is defined in the Recitals.

“Effective Time” means [12:01 a.m.] Eastern Time on the Closing Date.

“Existing Credit Agreement” means that certain Fourth Amended and Restated Credit Agreement, dated as of April 10, 2015, by and among HEP, the Royal Bank of Canada, and the other parties thereto.

“Firm Units” means the [●] Common Units to be issued and sold to the Underwriters pursuant to the Underwriting Agreement.

“GAAP” is defined in Section 1.2.

“General Partner” is defined in the Preamble.

Appendix I-1

“Governmental Authority” means any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

“HEP” is defined in the Preamble.

“HEP Gathering” is defined in Section 2.2.

“HEP Gathering Agreement” is defined in Section 2.2.

“Howard Marketing” is defined in Section 2.2.

“Howard Marketing Agreement” is defined in Section 2.2.

“Incentive Distribution Rights” has the meaning given such term in the Partnership Agreement.

“Initial LP Interest” is defined in the Recitals.

“Law” means any applicable statute, law, rule, regulation, ordinance, order, code, ruling, writ, injunction, decree or other official act of or by any Governmental Authority.

“LOMP” is defined in Section 2.2.

“LOMP Agreement” is defined in Section 2.2.

“LORP” is defined in Section 2.2.

“LORP Agreement” is defined in Section 2.2.

“Maverick” is defined in Section 2.2.

“Maverick Agreement” is defined in Section 2.2.

“Offering” means the initial offering and sale of Common Units to the public (including the offer and sale of Common Units pursuant to the Over-Allotment Option), as described in the Registration Statement.

“Omnibus Agreement” means that certain Omnibus Agreement by and among HEP, HEP Services, LLC, the Partnership, the General Partner, the Operating Company, OpCo LP and OpCo GP, dated as of the date hereof, as may be amended from time to time.

“OpCo GP” is defined in the Preamble.

“OpCo GP Agreement” means the Amended and Restated Limited Liability Company Agreement of OpCo GP, dated effective as of [    ], 2017, as the same may be amended from time to time.

“OpCo GP Interests” is defined in the Recitals.

Appendix I-2

“OpCo LP” is defined in the Preamble.

“OpCo LP Agreement” means the Amended and Restated Agreement of Limited Partnership of OpCo LP, dated effective as of [●], 2017, as the same may be amended from time to time.

“Operating Company” is defined in the Preamble.

“Operating Subsidiaries” is defined in Section 2.2.

“Option Period” means the period from the Closing Date to and including the date that is 30 days after the Closing Date.

“Original OpCo GP Agreement” means that certain Limited Liability Company Agreement of OpCo GP, dated effective as of August 17, 2017.

“Original OpCo LP Agreement” means that certain Agreement of Limited Partnership of OpCo LP, dated effective as of [●], 2017.

“Original Partnership Agreement” means that certain Agreement of Limited Partnership of the Partnership, dated effective as of November 14, 2016.

“Option Units” is defined in Section 3.1.

“Over-Allotment Option” means the option granted to the Underwriters by the Partnership and AIMCo pursuant to Section [●] of the Underwriting Agreement.

“Partnership” is defined in the Preamble.

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of the Closing Date, substantially in the form attached as Appendix A to the Prospectus, as the same may be amended from time to time.

“Party” and “Parties” are defined in the Preamble.

“Person” means any individual, corporation, company, partnership, limited partnership, limited liability company, trust, estate, Governmental Authority or any other entity.

“Prospectus” means the final prospectus relating to the Offering dated [●], 2017 and filed by the Partnership with the Commission pursuant to Rule 424 of the Securities Act on [●], 2017.

“Registration Statement” means the Registration Statement on Form S-1 (File No. 333-[●]), as amended, filed by the Partnership with the Commission under the Securities Act to register the offering and sale of the Common Units in the Offering.

“Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time, and any successor to such statute.

Appendix I-3

“Series B Preferred Units” has the meaning given such term in the Eighth Amended and Restated Limited Liability Company Agreement of HEP, dated as of March 6, 2017.

“Structuring Fee” is defined in Section 2.7.

“Subordinated Unit” has the meaning given such term in the Partnership Agreement.

“Term Loan” means the term loan portion of the Existing Credit Agreement.

“Texas Gas” is defined in Section 2.2.

“Texas Gas Agreement” is defined in Section 2.2.

“Texas Lean” is defined in Section 2.2.

“Texas Lean Agreement” is defined in Section 2.2.

“Texas LLC” is defined in Section 2.2.

“Texas LLC Agreement” is defined in Section 2.2.

“Texas Processing” is defined in Section 2.2.

“Texas Processing Agreement” is defined in Section 2.2.

“Texas Rich” is defined in Section 2.2.

“Texas Rich Agreement” is defined in Section 2.2.

“Underwriters” means, collectively, each member of the underwriting syndicate named as an underwriter in Schedule I to the Underwriting Agreement.

“Underwriting Agreement” means that certain Underwriting Agreement dated as of [●], 2017 among the Underwriters, HEP, AIMCo, the General Partner, the Partnership and the Operating Company, providing for the purchase of Common Units by the Underwriters.

Appendix I-4